[PIONEER LOGO]


Pioneer India
Fund

ANNUAL REPORT 10/31/97

Table of Contents
-------------------------------------------------------------------------------

Letter from the Chairman                                1
Portfolio Summary                                       2
Performance Update                                      3
Portfolio Management Discussion                         6
Schedule of Investments                                 9
Financial Statements                                   14
Notes to Financial Statements                          20
Report of Independent Public Accountants               26
Trustees, Officers and Service Providers               27
The Pioneer Family of Mutual Funds                     28
Retirement Plans from Pioneer                          29

Pioneer India Fund

LETTER FROM THE CHAIRMAN 10/31/97



Dear Shareowner,
-------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer India Fund, covering its fiscal year ended October 31, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

In the final week of October, the world's stock markets demonstrated exceptional volatility. Asian markets plunged after languishing for several months as they digested currency and economic changes. In the United States, the Dow Jones Industrial Average experienced both its biggest one-day point drop and its biggest one-day point gain. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Latin American markets were affected in a chain reaction.

While India's stock markets held up better than almost any other Asian country's, as we prepare this report in late November, political turmoil has again taken center stage in India. The most recent coalition government has dissolved; creating a new one may delay implementation of India's programs to improve its economy, and, if so, investor interest in the area is likely to wane in the short-term. Even so, we still have confidence in the long-term prospects for India. It is the world's largest democracy and has plowed forward through years of political upheaval to create policies to stimulate its economy and develop industry. We know short-term market swings are unnerving, but they shouldn't deter you from pursuing long-term strategies designed to meet long-term goals.

I encourage you to read on to learn more about your Fund. Please contact your investment representative, or Pioneer at 1-800-225-6292, if you have questions about Pioneer India Fund.

Respectfully,


/s/ John F. Cogan, Jr.


John F. Cogan, Jr.,
Chairman and President

Pioneer India Fund

PORTFOLIO SUMMARY 10/31/97


Portfolio Diversification
-------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[Tabular representation of pie chart]

International Common Stocks                      75.9%
Depositary Receipts for International Stocks     23.9%
Warrants                                          0.2%


Sector Distribution
-------------------------------------------------------------------------------
(As a percentage of equity holdings)


[Tabular representation of pie chart]

Utilities               16%
Financial               15%
Capital Goods           14%
Services                13%
Basic Industries        12%
Energy                  11%
Consumer Non-Durables    8%
Consumer Durables        6%
Transportation           3%
Other                    2%


10 Largest Holdings
-------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Mahanagar Telephone       7.42%       6. Industrial Credit &          2.92%
     Nigam Ltd.                               Investment Corp. of
                                              India Ltd.
  2. Hindustan Petroleum       4.42        7. Reliance Industries Ltd.     2.68
     Corp. Ltd.                               (G.D.R.)
  3. Videsh Sanchar Nigam      3.59        8. Larsen & Toubro Ltd.         2.57
     Ltd. (G.D.R.)                            (G.D.R.)
  4. Indian Hotels Co. Ltd.    3.51        9. Tata Iron & Steel Co. Ltd.   2.56
  5. Oil & Natural Gas         3.07       10. State Bank of India          2.53
     Commission Ltd.                          (G.D.R.)

  Fund holdings will vary for other periods.

Pioneer India Fund

PERFORMANCE UPDATE 10/31/97                            CLASS A SHARES


Share Prices and Distributions
-------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/97       10/31/96
                            $7.14          $6.93

 Distributions per Share    Income         Short-Term         Long-Term
 (10/31/96-10/31/97)        Dividends      Capital Gains      Capital Gains
                                -               -                  -


Investment Returns
-------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund at public offering price, compared to the growth of the MSCI Emerging Markets Asia Free Index. India is just one component of the Index.

[graph]
Growth of $10,000+

Date         Pioneer India Fund*           MSCI Emerging Markets Asia Free Index

6/30/94            9,425                                  10,000
                   9,574                                  10,364
10/31/94           9,246                                  11,318
                   7,620                                   9,089
4/30/95            7,538                                   9,308
                   7,981                                  10,428
10/31/95           6,955                                   9,458
                   6,520                                   9,927
4/30/96            8,252                                  11,039
                   6,988                                   9,748
10/31/96           5,690                                   9,615
                   5,772                                  10,155
4/30/97            6,084                                   9,677
                   6,914                                   9,905
10/31/97           5,863                                   6,142

[boxed text]
  Average Annual Total Returns
  (As of October 31, 1997)
                 Net Asset     Public Offering
  Period          Value            Price*
  Life-of-Fund   -13.18%           -14.69%
  (6/23/94)
  1 Year           3.03             -2.89


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


+ Index comparison begins 6/30/94. The Morgan Stanley Capital International
  (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trading in eight Asian emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer India Fund

PERFORMANCE UPDATE 10/31/97                                     CLASS B SHARES


Share Prices and Distributions
-------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/97       10/31/96
                            $6.96          $6.80

 Distributions per Share    Income         Short-Term         Long-Term
 (10/31/96 - 10/31/97)      Dividends      Capital Gains      Capital Gains
                                -                -                 -


Investment Returns
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund, compared to the growth of the MSCI Emerging Markets Asia Free Index. India is just one component of the Index.

[graph]
Growth of $10,000+

Date         Pioneer India Fund*           MSCI Emerging Markets Asia Free Index

6/30/94           10,000                                  10,000
                  10,157                                  10,364
10/31/94           9,783                                  11,318
                   8,048                                   9,089
4/30/95            7,944                                   9,308
                   8,396                                  10,428
10/31/95           7,309                                   9,458
                   6,839                                   9,927
4/30/96            8,614                                  11,039
                   7,283                                   9,748
10/31/96           5,917                                   9,615
                   5,995                                  10,155
4/30/97            6,308                                   9,677
                   7,152                                   9,905
10/31/97           5,756                                   6,142

[boxed text]
  Average Annual Total Returns
  (As of October 31, 1997)
                    If           If
  Period           Held       Redeemed*
  Life-of-Fund   -13.87%      -14.64%
  (6/23/94)
  1 Year           2.35        -1.65

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


+ Index comparison begins 6/30/94. The Morgan Stanley Capital International
  (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trading in eight Asian emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer India Fund

PERFORMANCE UPDATE 10/31/97                                   CLASS C SHARES


Share Prices and Distributions
-------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/97       10/31/96
                            $6.93          $6.77

 Distributions per Share    Income         Short-Term         Long-Term
 (10/31/96 - 10/31/97)      Dividends      Capital Gains      Capital Gains
                                 -                -                 -


Investment Returns
------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund, compared to the growth of the MSCI Emerging Markets Asia Free Index. India is just one component of the Index.


[graph]
Growth of $10,000

Date         Pioneer India Fund*           MSCI Emerging Markets Asia Free Index

1/31/96           10,000                                  10,000
                  11,732                                  10,269
                  11,771                                  10,460
4/30/96           12,548                                  11,120
                  11,975                                  10,889
                  12,127                                  10,758
7/31/96           10,611                                   9,820
                  10,127                                  10,071
                   9,057                                  10,076
10/31/96           8,624                                   9,685
                   8,000                                   9,950
                   8,471                                   9,864
1/31/97            8,739                                  10,230
                   9,006                                  10,447
                   8,764                                   9,995
4/30/97            9,197                                   9,749
                   8,981                                   9,787
                   9,873                                  10,144
7/31/97           10,433                                   9,978
                   9,287                                   8,025
                   9,338                                   7,621
10/31/97           8,828                                   6,187

[boxed text]
  Average Annual Total Returns
  (As of October 31, 1997)
                   If         If
  Period          Held     Redeemed*
  Life-of-Fund   -6.87%     -6.87%
  (1/31/96)
  1 Year          2.36       2.36


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.



  The Morgan Stanley Capital International (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trading in eight Asian emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer India Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/97


Dear Shareowner,
------------------------------------------------------------------------------

Pioneer India Fund completed its fiscal year on October 31, 1997. Over the course of the year, India's 50th of independence from British rule, the country continued its political and economic evolution. Despite an unsettled political climate, the Indian government passed new economic policies designed to reduce its deficit and stimulate growth. In this environment, Class A Shares of Pioneer India Fund posted a total return of 3.03% at net asset value for the year, substantially outperforming the -25.68% average total return of the 76 funds in its peer group, Lipper Analytical Services' Pacific Ex-Japan Funds category. Unlike your Fund, many funds in this category had substantial investments in Asian emerging markets; they were hit hard by slowing economic growth, declining currency values and sharp stock market sell-offs.


Government Changes

Political uncertainty characterized the year. Two coalition governments unraveled, the first in March and the second in November, when the Congress Party pulled its support. The first breakdown occurred mainly because of differences between the agendas of the Party and the coalition government under Prime Minister Gowda. The conflict grew and resulted in Gowda's resignation in May, along with that of Finance Minister Chidambaram. Former Foreign Minister Gujral assumed the Prime Minister post shortly thereafter, and Chidambaram returned as Finance Minister. Initially, their presence lent comfort to Indian voters, and investors showed support by driving up India's stock market.

The honeymoon period was brief, however. As we prepared this report near the end of November, the Congress Party withdrew support of the United Front coalition, and Gujral resigned. This time, the catalyst was a disagreement over the course of an official inquiry into the 1991 killing of former Prime Minister Rajiv Gandhi. President Narayanan accepted Gujral's resignation and began the process of rebuilding a new government.

Pioneer India Fund


Progressive Economic Policies Enacted

In February, the disputing government factions worked together to pass a budget containing significant changes. Improvements included a reduction in the maximum corporate income tax rate from 43% to 35% and a cut in personal income tax rates from 40% to 30%. Other major measures included lower tariffs and a tax amnesty program.

In the same vein, in September they enacted long-awaited policies to reduce the government deficit. By eliminating oil and coal subsidies for the first time, the majority of domestic oil product prices are now tied to international market prices. While definitely a long-term economic improvement, the policy means higher prices to consumers and businesses for most forms of fossil fuel. However, its passage also demonstrated the government's ability to work together to reach an important goal. While some saw these adjustments as a step backward, they were generally heralded as a good intermediate move to further reduce the deficit, and the stock market reacted favorably.


Economy Shaping Investment Opportunities

India's economy slowed over the past 12 months, leading to lower interest rates and a drop in prime lending rates. While lower rates should stimulate demand for loans, credit demand has been weak due to the slowing economy. As a result, India has yet to benefit from the lower rates, but there is a significant amount of money poised to move into the hands of individuals and businesses. The strength of India's currency, the rupee, is also a factor. We expect the government will allow the rupee to depreciate around 5%-7% per year versus the U.S. dollar. A weaker rupee gives other currencies greater spending power in India, and will likely mean an increase in exports and a decrease in imports. India's long-term plan to stimulate the economy also includes developing its infrastructure, including spending on power plants, telecommunications, bridges and roads.

We have positioned the Fund to take advantage of the government's plans and any resulting economic growth. The portfolio is concentrated in large companies likely to benefit. The new oil policies should help older, more-established fuel companies, including Hindustan Petroleum Corp. and Oil & Natural Gas Commission. These dominant industry forces are unlikely

Pioneer India Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/97                           (continued)

to be hurt by any current or new competition. Other examples are Industrial Credit & Investment Corp. of India (ICIC), the second largest financial institution in India, Larsen & Toubro, a large engineering and construction company, Tata Iron & Steel, a low-cost producer of steel, and telecommunications provider Mahanagar Telephone Nigam. So far, this strategy has worked well. Hotels in the portfolio, Indian Hotels and East India Hotels should benefit from both an economic recovery and tourism and business travel stimulated by a lower rupee.


India Working toward the Future
We realize that the latest round of political upheaval is likely to delay India's implementation of its ambitious economic policies. However, we are encouraged by the progress of the Indian government in 1997 under similar circumstances. More promising programs to deregulate industries and stimulate the economy are still on the horizon, as well as stock market reforms and the modernization of investment record keeping.

We expect that as a new government settles in and more of these policies come into play, India's economy will improve. Importantly, the various factions have proved their dedication to maintaining steady and sustainable growth, not the rapid growth that can trigger the great volatility we've recently observed elsewhere in Asia. The Fund is positioned to capitalize on India's dedication to improving its infrastructure, and we still think India holds appeal as a large economy poised for development. Though any investment concentrated in one country presents risks - including currency fluctuations, different accounting standards and illiquidity - Pioneer India Fund also offers great potential for the long-term. Thank you for investing in Pioneer India Fund.

Respectfully,


/s/ Mark H. Madden



Mark H. Madden,
Portfolio Manager

Pioneer India Fund

SCHEDULE OF INVESTMENTS 10/31/97


Principal
Amount                                                                       Value
                 INVESTMENT IN SECURITIES - 100%
                 DEBENTURES - 0.0%
  $   28,000     Gujarat Optical, 14.0%, 12/31/99 (Convertible)               $        0
       6,874     Vindhya Telelinks, Part B, 16.0%, 3/31/02                         6,874
                                                                              ----------
                 Total Debentures
                 (Cost $49,092)                                               $    6,874
                                                                              ----------
Shares
                 COMMON STOCKS - 99.8%
                 Basic Industries - 12.2%
                 Chemicals - 4.6%
      25,000     BASF India Ltd.                                              $  158,100
      10,000     BASF India Ltd. (E Shares)                                       63,240
       5,000     Bayer (India) Ltd.                                              217,215
       4,050     Colour-Chem Ltd.                                                320,825
   1,000,000     Kothari Petrochem Ltd.*                                         137,478
                                                                              ----------
                                                                              $  896,858
                                                                              ----------
                 Agrochemicals & Fertilizers - 0.7%
     168,400     Indo Gulf Fertilizers and Chemicals Corp. Ltd. (G.D.R.)      $  126,300
       2,100     Tata Chemicals Ltd.                                               8,618
                                                                              ----------
                                                                              $  134,918
                                                                              ----------
                 Iron & Steel - 2.6%
     113,500     Tata Iron & Steel Co. Ltd.                                   $  502,440
                                                                              ----------
                 Metals & Mining - 2.7%
       6,050     Hindalco Industries Ltd.                                     $  157,864
     308,600     National Aluminum Co. Ltd.                                      375,467
                                                                              ----------
                                                                              $  533,331
                                                                              ----------
                 Paper Products - 1.6%
      41,800     Ballarpur Industries Ltd.                                    $   35,341
      87,250     ITC Bhadrachalam Paperboards Ltd.                               116,951
     137,700     Tamilnadu Newsprint & Papers Ltd.                               172,269
                                                                              ----------
                                                                              $  324,561
                                                                              ----------
                 Total Basic Industries                                       $2,392,108
                                                                              ----------
                 Capital Goods - 13.9%
                 Construction, Building Materials & Engineering - 11.0%
     214,000     Alsa Construction & Housing Ltd.*                            $   16,181
      22,500     Asea Brown Boveri Ltd.                                          395,318

The accompanying notes are an integral part of these financial statements.    9

Pioneer India Fund
SCHEDULE OF INVESTMENTS 10/31/97                                   (continued)


Shares                                                      Value
            Construction, Building Materials & Engineering - (continued)
       4    Associated Cement Companies Ltd.                 $      129
  18,500    Gujarat Ambuja Cements Ltd.                         144,970
  24,000    Gujarat Ambuja Cements Ltd. (G.D.R.)                202,200
 100,000    India Cements Ltd. (G.D.R.)                         264,000
  45,000    Larsen & Toubro Ltd.                                233,231
  48,000    Larsen & Toubro Ltd. (G.D.R.)                       504,000
   1,550    Raasi Cement Ltd.*                                    2,333
   4,600    SKF Bearings India Ltd.                             187,822
  30,000    Thermax India Ltd.                                  209,516
                                                             ----------
                                                             $2,159,700
                                                             ----------
            Machinery - 1.2%
   2,835    Sandvik Asia Ltd.                                $  107,181
  18,700    Siemens India Ltd.*                                 127,771
                                                             ----------
                                                             $  234,952
                                                             ----------
            Producer Goods - 1.7%
  51,850    Carborandum Universal Ltd.                       $  135,436
     150    Garware-Wall Ropes Ltd.                                  90
     100    GKN Invel Transmission Ltd.                             146
  90,000    Polyplex Corp.                                       35,882
  46,850    Premier Instruments & Constructions Ltd.            159,604
                                                             ----------
                                                             $  331,158
                                                             ----------
            Total Capital Goods                              $2,725,810
                                                             ----------
            Consumer Durables - 5.6%
            Motor Vehicles - 5.2%
  29,550    Bajaj Auto Ltd.                                  $  470,231
     950    LML Ltd.*                                             2,279
     750    Tata Engineering & Locomotive Ltd.                    6,568
  23,500    Tata Engineering & Locomotive Ltd. (G.D.R.)         244,400
  25,650    TVS Suzuki Ltd.                                     295,328
                                                             ----------
                                                             $1,018,806
                                                             ----------
            Misc. Consumer Durables - 0.4%
  88,000    TTK Prestige Ltd.                                $   79,847
   2,206    Videocon International Ltd.                           1,926
                                                             ----------
                                                             $   81,773
                                                             ----------
            Total Consumer Durables                          $1,100,579
                                                             ----------

10       The accompanying notes are an integral part of these financial statements.

Pioneer India Fund



Shares                                                 Value
            Consumer Non-Durables - 7.8%
            Agriculture & Food - 0.6%
   7,520    Britannia Industries Ltd.                   $   74,178
  54,550    KCP Ltd.                                        49,496
      50    KCP Sugar and Industries Corp.                      78
                                                        ----------
                                                        $  123,752
                                                        ----------
            Textiles/Clothes - 6.8%
  53,100    Arvind Mills Ltd. (G.D.R.)                  $  179,213
  47,000    Bombay Dyeing & Manufacturing Co. Ltd.
             (Sponsored G.D.R.)*                           210,325
  80,000    Reliance Industries Ltd.                       414,633
  25,000    Reliance Industries Ltd. (G.D.R.)              525,000
                                                        ----------
                                                        $1,329,171
                                                        ----------
            Cosmetics - 0.4%
  58,400    Godrej Soaps, Ltd.                          $   72,660
                                                        ----------
            Total Consumer Non-Durables                 $1,525,583
                                                        ----------
            Energy - 11.4%
            Oil Refining & Drilling - 11.4%
  15,000    Bharat Petroleum Ltd.                       $  179,821
  51,350    Cochin Refineries Ltd.                         212,491
  66,000    Hindustan Petroleum Corp. Ltd.                 866,523
  20,000    Hindustan Petroleum Corp. Ltd.*+               153,425
 186,600    Madras Refineries Ltd.                         215,488
  67,008    Oil & Natural Gas Commission Ltd.              602,012
                                                        ----------
            Total Energy                                $2,229,760
                                                        ----------
            Financial - 14.9%
            Commercial Banks - 8.4%
 101,000    Bank of Baroda                              $  335,329
 100,000    Bank of Baroda (E Shares)*                     332,009
 200,000    Bank of India                                  262,583
  35,900    Federal Bank Ltd.                               69,343
   3,600    Oriental Bank of Commerce                        5,865
  21,550    State Bank of India                            155,835
  27,000    State Bank of India (G.D.R.)                   496,800
                                                        ----------
                                                        $1,657,764
                                                        ----------
            Misc. Finance - 6.5%
  56,300    20th Century Finance Ltd.                   $   30,805
   1,000    Housing Development Finance Corp. Ltd.          84,260

The accompanying notes are an integral part of these financial statements.   11

Pioneer India Fund
SCHEDULE OF INVESTMENTS 10/31/97                                   (continued)


Shares                                                                      Value
            Misc. Finance - (continued)
 235,690    Industrial Credit & Investment Corp. of India Ltd.               $  571,898
  13,000    Industrial Credit & Investment Corp. of India Ltd. (G.D.R.)         193,050
 100,000    LIC Housing Finance                                                 127,854
  50,000    Pakistan Investment Fund Inc.                                       259,375
                                                                             ----------
                                                                             $1,267,242
                                                                             ----------
            Total Financial                                                  $2,925,006
                                                                             ----------
            Services - 13.0%
            Hotel/Restaurant - 8.4%
 104,600    East India Hotels Associated Ltd.                                $  132,298
  38,900    East India Hotels Ltd.                                              418,205
  42,500    Indian Hotels Co. Ltd.                                              687,699
  23,700    Indian Hotels Co. Ltd. (G.D.R.)                                     408,825
                                                                             ----------
                                                                             $1,647,027
                                                                             ----------
            Pharmaceuticals - 4.6%
  35,000    Crosslands Research Laboratories Ltd.                            $  274,268
   2,000    Dabur India Ltd.                                                     12,469
   3,490    Hindustan Ciba-Geigy Ltd.*                                          367,429
  13,000    Ranbaxy Laboratories Ltd.                                           253,069
                                                                             ----------
                                                                             $  907,235
                                                                             ----------
            Total Services                                                   $2,554,262
                                                                             ----------
            Technology - 2.0%
            Computer Services - 2.0%
  18,000    Tata Infotech Ltd.                                               $  399,648
                                                                             ----------
            Total Technology                                                 $  399,648
                                                                             ----------
            Transportation - 2.9%
            Ships & Shipping - 2.9%
 319,800    Great Eastern Shipping Co. Ltd.                                  $  413,275
  20,200    Great Eastern Shipping Co. Ltd. (G.D.R.)                            157,055
                                                                             ----------
            Total Transportation                                             $  570,330
                                                                             ----------
            Utilities - 15.9%
            Electric Utility - 4.2%
  60,800    BSES Ltd.                                                        $  305,091
  70,000    CESC Ltd.                                                            73,138
 141,900    CESC Ltd. (G.D.R.)                                                  127,710
   1,000    Tata Electric Co. (G.D.R.)                                          305,000
                                                                             ----------
                                                                             $  810,939
                                                                             ----------

12       The accompanying notes are an integral part of these financial statements.

Pioneer India Fund



Shares                                               Value
            Telecommunications - 11.7%
209,000     Mahanagar Telephone Nigam Ltd.            $  1,455,320
  6,000     Videsh Sanchar Nigam Ltd.*                     140,227
 51,000     Videsh Sanchar Nigam Ltd. (G.D.R.)             703,800
                                                      ------------
                                                      $  2,299,347
                                                      ------------
            Total Utilities                           $  3,110,286
                                                      ------------
            Miscellaneous - 0.2%
            Conglomerates & Holdings - 0.2%
 50,000     J.K. Corp. Ltd. (G.D.R.)                  $     31,875
                                                      ------------
            Total Miscellaneous                       $     31,875
                                                      ------------
            Total Common Stocks
            (Cost $23,357,306)                        $ 19,565,247
                                                      ------------
            WARRANTS - 0.2%
 70,000     CESC Ltd. (Class B)*                      $          0
 48,000     Hotel Leelaventure Ltd.*                        29,035
                                                      ------------
            Total Warrants
            (Cost $200,956)                           $     29,035
                                                      ------------
            TOTAL INVESTMENT IN SECURITIES - 100%
            (Cost $23,607,354) (a) (b)                $ 19,601,156
                                                      ------------
 * Non-income producing security.
 + Partly-paid security - additional subscription
payment of INR 170.00/share on a
later date to be determined upon company's
discretion.
(a) At October 31, 1997, the net unrealized
    loss on investments based on cost
    for federal income tax purposes of
    $23,625,803 was as follows:
     Aggregate gross unrealized gain for all
      investments in which there is an
      excess of value over tax cost                   $  1,631,603
     Aggregrate gross unrealized loss for all
      investments in which there is an
      excess of tax cost over value                     (5,656,250)
                                                      ------------
     Net unrealized loss                              $ (4,024,647)
                                                      ------------
(b) At October 31, 1997, the Fund had a capital
    loss carryforward of $7,457,718 which will expire between 2002 and 2005 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1997 aggregated $14,028,890 and $13,452,126, respectively.

The accompanying notes are an integral part of these financial statements.   13

Pioneer India Fund
BALANCE SHEET 10/31/97


ASSETS:
  Investment in securities, at value (cost $23,607,354)                   $ 19,601,156
  Cash                                                                         314,784
  Foreign currencies, at value                                                 312,022
  Receivables -
   Investment securities sold                                                  183,838
   Fund shares sold                                                             33,972
   Dividends, interest and foreign taxes withheld                              105,875
  Other                                                                          3,152
                                                                          ------------
    Total assets                                                          $ 20,554,799
                                                                          ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                        $    306,954
   Fund shares repurchased                                                      75,931
  Due to affiliates                                                             26,975
  Accrued expenses                                                             103,845
                                                                          ------------
    Total liabilities                                                     $    513,705
                                                                          ------------
NET ASSETS:
  Paid-in capital                                                         $ 31,528,153
  Accumulated net realized loss on investments and foreign currency
    transactions                                                            (7,476,167)
  Net unrealized loss on investments                                        (4,006,198)
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                    (4,694)
                                                                          ------------
    Total net assets                                                      $ 20,041,094
                                                                          ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $9,846,000/1,379,930 shares)                          $       7.14
                                                                          ------------
  Class B (based on $9,392,435/1,350,058 shares)                          $       6.96
                                                                          ------------
  Class C (based on $802,659/115,783 shares)                              $       6.93
                                                                          ------------
MAXIMUM OFFERING PRICE:
  Class A                                                                 $       7.58
                                                                          ------------

14       The accompanying notes are an integral part of these financial statements.

Pioneer India Fund
STATEMENT OF OPERATIONS

For the Year Ended 10/31/97


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $12,668)     $   430,752
  Interest (net of foreign taxes withheld of $128)              58,079
                                                           -----------
    Total investment income                                                   $   488,831
                                                                              -----------
EXPENSES:
  Management fees                                          $   272,512
  Transfer agent fees
   Class A                                                      57,151
   Class B                                                      39,820
   Class C                                                       3,794
  Distribution fees
   Class A                                                      26,874
   Class B                                                      97,627
   Class C                                                      10,230
  Accounting                                                   135,121
  Custodian fees                                               182,664
  Registration fees                                             44,852
  Professional fees                                             77,016
  Printing                                                      26,489
  Fees and expenses of nonaffiliated trustees                   11,209
  Miscellaneous                                                 35,292
                                                           -----------
    Total expenses                                                            $ 1,020,651
    Less management fees waived and expenses
      reimbursed by Pioneering Management Corporation                            (456,216)
    Less fees paid indirectly                                                      (8,369)
                                                                              -----------
    Net expenses                                                              $   556,066
                                                                              -----------
     Net investment loss                                                      $   (67,235)
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments                                             $(4,570,838)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies         (84,910)       $(4,655,748)
                                                           -----------        -----------
  Change in net unrealized loss from:
   Investments                                             $ 5,136,682
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies          (1,641)       $ 5,135,041
                                                           -----------        -----------
   Net gain on investments and foreign currency transactions                  $   479,293
                                                                              -----------
   Net increase in net assets resulting from operations                       $   412,058
                                                                              -----------


The accompanying notes are an integral part of these financial statements.   15

Pioneer India Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 10/31/97 and 10/31/96


                                                             Year Ended        Year Ended
FROM OPERATIONS:                                              10/31/97          10/31/96
Net investment income (loss)                                $    (67,235)     $     22,468
Net realized loss on investments and foreign currency
  transactions                                                (4,655,748)       (2,472,495)
Change in net unrealized loss on investments and foreign
  currency transactions                                        5,135,041        (4,252,776)
                                                            ------------      ------------
  Net increase (decrease) in net assets resulting from
    operations                                              $    412,058      $ (6,702,803)
                                                            ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 14,323,444      $ 36,957,923
Cost of shares repurchased                                   (15,914,676)      (23,423,148)
                                                            ------------      ------------
  Net increase (decrease) in net assets resulting from
    fund share transactions                                 $ (1,591,232)     $ 13,534,775
                                                            ------------      ------------
  Net increase (decrease) in net assets                     $ (1,179,174)     $  6,831,972
NET ASSETS:
Beginning of year                                             21,220,268        14,388,296
                                                            ------------      ------------
End of year (including accumulated net investment
  income of $0 and $0, respectively)                        $ 20,041,094      $ 21,220,268
                                                            ------------      ------------


CLASS A                      '97 Shares      '97 Amount       '96 Shares      '96 Amount
Shares sold                    1,176,102     $   8,627,795      3,057,493     $  27,377,184
Less shares repurchased       (1,582,733)      (11,400,215)    (2,262,604)      (18,874,186)
                              ----------     -------------     ----------     -------------
  Net increase (decrease)       (406,631)    $  (2,772,420)       794,889     $   8,502,998
                              ----------     -------------     ----------     -------------
CLASS B
Shares sold                      626,809     $   4,498,286        994,158     $   8,406,214
Less shares repurchased         (493,129)       (3,529,881)      (491,660)       (4,161,644)
                              ----------     -------------     ----------     -------------
  Net increase                   133,680     $     968,405        502,498     $   4,244,570
                              ----------     -------------     ----------     -------------
CLASS C*
Shares sold                      170,338     $   1,197,363        127,681     $   1,174,525
Less shares repurchased         (136,733)         (984,580)       (45,503)         (387,318)
                              ----------     -------------     ----------     -------------
  Net increase                    33,605     $     212,783         82,178     $     787,207
                              ----------     -------------     ----------     -------------

*Class C shares were first publicly offered on January 31, 1996.

16    The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

FINANCIAL HIGHLIGHTS 10/31/97

                                                                               Year Ended      Year Ended
                                                                                10/31/97        10/31/96
CLASS A
Net asset value, beginning of period                                           $   6.93        $   8.47
                                                                               ----------      ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                  $  (0.01)       $   0.03
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                     0.22           (1.57)
                                                                               ----------      ----------
  Net increase (decrease) from investment operations                           $   0.21        $  (1.54)
Distributions to shareholders:
 Net investment income                                                                -               -
                                                                               ----------      ----------
Net increase (decrease) in net asset value                                     $   0.21        $  (1.54)
                                                                               ----------      ----------
Net asset value, end of period                                                 $   7.14        $   6.93
                                                                               ----------      ----------
Total return*                                                                      3.03%         (18.18)%
Ratio of net expenses to average net assets                                        2.29%+          2.28%+
Ratio of net investment income (loss) to average net assets                       (0.09)%+         0.32%+
Portfolio turnover rate                                                              71%             64%
Average commission rate paid(1)                                                $ 0.0288        $ 0.0266
Net assets, end of period (in thousands)                                       $  9,846        $ 12,388
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                                     4.39%           4.29%
  Net investment loss                                                             (2.19)%         (1.69)%
Ratios assuming waiver of management fees and assumption of expenses by
 PMC and reduction for fees paid indirectly:
  Net expenses                                                                     2.25%           2.25%
  Net investment income (loss)                                                    (0.05)%          0.35%

                                                                              Year Ended       6/23/94 to
                                                                               10/31/95       10/31/94(a)
CLASS A
Net asset value, beginning of period                                           $    11.28       $    11.50
                                                                               ----------       ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                  $    (0.01)      $     0.04
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                      (2.78)           (0.26)
                                                                               ----------       ----------
  Net increase (decrease) from investment operations                           $    (2.79)      $    (0.22)
Distributions to shareholders:
 Net investment income                                                              (0.02)               -
                                                                               ----------       ----------
Net increase (decrease) in net asset value                                     $    (2.81)      $    (0.22)
                                                                               ----------       ----------
Net asset value, end of period                                                 $     8.47       $    11.28
                                                                               ----------       ----------
Total return*                                                                      (24.78)%          (1.91)%
Ratio of net expenses to average net assets                                          2.28%+           2.25%**
Ratio of net investment income (loss) to average net assets                         (0.14)%+          0.92%**
Portfolio turnover rate                                                                53%             109%**
Average commission rate paid(1)                                                         -                -
Net assets, end of period (in thousands)                                       $    8,397       $   11,445
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                                       4.21%            6.57%**
  Net investment loss                                                               (2.07)%          (3.40)%**
Ratios assuming waiver of management fees and assumption of expenses by
 PMC and reduction for fees paid indirectly:
  Net expenses                                                                       2.25%               -
  Net investment income (loss)                                                      (0.11)%              -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

FINANCIAL HIGHLIGHTS 10/31/97

                                                                               Year Ended      Year Ended
                                                                                10/31/97        10/31/96
CLASS B
Net asset value, beginning of period                                           $   6.80        $   8.39
                                                                               ----------      ----------
Increase (decrease) from investment operations:
 Net investment loss                                                           $  (0.04)       $  (0.03)
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                     0.20           (1.56)
                                                                               ----------      ----------
  Net increase (decrease) from investment operations                           $   0.16        $  (1.59)
Distributions to shareholders:
 Net investment income                                                                -               -
                                                                               ----------      ----------
Net increase (decrease) in net asset value                                     $   0.16        $  (1.59)
                                                                               ----------      ----------
Net asset value, end of period                                                 $   6.96        $   6.80
                                                                               ----------      ----------
Total return*                                                                      2.35%         (18.95)%
Ratio of net expenses to average net assets                                        2.90%+          3.15%+
Ratio of net investment loss to average net assets                                (0.62)%+        (0.45)%+
Portfolio turnover rate                                                              71%             64%
Average commission rate paid(1)                                                $ 0.0288        $ 0.0266
Net assets, end of period (in thousands)                                       $  9,392        $  8,275
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                                     4.99%           5.23%
  Net investment loss                                                             (2.71)%         (2.53)%
Ratios assuming waiver of management fees and assumption of expenses by
 PMC and reduction for fees paid indirectly:
  Net expenses                                                                     2.86%           3.13%
  Net investment loss                                                             (0.58)%         (0.43)%

                                                                               Year Ended       6/23/94 to
                                                                               10/31/95        10/31/94(a)
CLASS B
Net asset value, beginning of period                                           $    11.24       $    11.50
                                                                               ----------       ----------
Increase (decrease) from investment operations:
 Net investment loss                                                           $    (0.07)      $        -
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                      (2.77)           (0.26)
                                                                               ----------       ----------
  Net increase (decrease) from investment operations                           $    (2.84)      $    (0.26)
Distributions to shareholders:
 Net investment income                                                              (0.01)               -
                                                                               ----------       ----------
Net increase (decrease) in net asset value                                     $    (2.85)      $    (0.26)
                                                                               ----------       ----------
Net asset value, end of period                                                 $     8.39       $    11.24
                                                                               ----------       ----------
Total return*                                                                      (25.31)%          (2.26)%
Ratio of net expenses to average net assets                                          3.01%+           3.21%**
Ratio of net investment loss to average net assets                                  (0.86)%+         (0.01)%**
Portfolio turnover rate                                                                53%             109%**
Average commission rate paid(1)                                                         -                -
Net assets, end of period (in thousands)                                       $    5,991       $    6,084
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                                       4.91%            7.50%**
  Net investment loss                                                              ( 2.76)%         ( 4.28)%**
Ratios assuming waiver of management fees and assumption of expenses by
 PMC and reduction for fees paid indirectly:
  Net expenses                                                                       2.97%               -
  Net investment loss                                                              ( 0.82)%              -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.
18

Pioneer India Fund
FINANCIAL HIGHLIGHTS 10/31/97


                                                        Year Ended          1/31/96 to
                                                         10/31/97            10/31/96
CLASS C
Net asset value, beginning of period                     $  6.77            $   7.85
                                                         ---------          ---------
Increase (decrease) from investment operations:
 Net investment loss                                     $ (0.04)           $  (0.02)
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions            0.20               (1.06)
                                                         ---------          ---------
Net increase (decrease) in net asset value               $  0.16            $  (1.08)
                                                         ---------          ---------
Net asset value, end of period                           $  6.93            $   6.77
                                                         ---------          ---------
Total return*                                               2.36%             (13.76)%
Ratio of net expenses to average net assets                 2.84%+              3.12%**+
Ratio of net investment loss to average net assets        ( 0.56)%+           ( 0.42)%**+
Portfolio turnover rate                                       71%                 64%
Average commission rate paid(1)                          $0.0288            $ 0.0266
Net assets, end of period (in thousands)                 $   803            $    557
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction
  for fees paid indirectly:
  Net expenses                                              4.89%               4.63%**
  Net investment loss                                     ( 2.61)%            ( 1.93)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction for
  fees paid indirectly:
  Net expenses                                              2.78%               3.06%**
  Net investment loss                                      (0.50)%             (0.36)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


The accompanying notes are an integral part of these financial statements.   19

Pioneer India Fund
NOTES TO FINANCIAL STATEMENTS 10/31/97

1. Organization and Significant Accounting Policies

Pioneer India Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

Pioneer India Fund


   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in countries with limited or developing markets, such as India, may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

   In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed. At October 31, 1997, the value of the Fund's investments undergoing the registration process amounted to $1,636,692 or 8.2% of total net assets.


B. Foreign Currency Translation
   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts
   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a

Pioneer India Fund
NOTES TO FINANCIAL STATEMENTS 10/31/97                             (continued)

   closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of October 31, 1997, the Fund had no outstanding portfolio or settlement hedges.


D. Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended October 31, 1997, the Fund paid no capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1997, the Fund reclassified $67,235 and $85,974 from accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions, respectively, to paid-in capital. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer India Fund


E. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $9,131 in underwriting commissions on the sale of fund shares during the year ended October 31, 1997.


F. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3 ). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

Pioneer India Fund
NOTES TO FINANCIAL STATEMENTS 10/31/97                             (continued)

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1997, $1,170 was payable to PMC.

PMC has appointed ITI Pioneer AMC Ltd. (the Indian Adviser) as the Fund's adviser in India. In managing the Fund's Indian investments, PMC relies on the advice and local expertise of the Indian Adviser. The Indian Adviser is a joint venture between PMC and Investment Trust of India Limited (ITI), a corporation organized under the laws of India. As compensation for its services under its subadvisory agreement with PMC and the Fund, PMC pays the Indian Adviser a management fee at the annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depository receipts for securities traded in India's securities markets. The annual rate is 0.10% of such gross assets up to $15 million; 0.20% of the next $30 million; 0.40% of the next $15 million; and 0.60% of the excess over $60 million.


3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $12,390 in transfer agent fees payable to PSC at October 31, 1997.


4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation

Pioneer India Fund


for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $13,415 in distribution fees payable to PFD at October 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1997, CDSCs in the amount of $73,544 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $8,369 under such arrangements.

Pioneer India Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer India Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer India Fund as of October 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31,1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer India Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 3, 1997

Pioneer India Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                           Officers

John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
Mary K. Bush                        President
Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice President
Margaret B.W. Graham               Jaskaran S. Teja, Vice President
John W. Kendrick                   Norman Kurland, Vice President
Marguerite A. Piret                Mark Madden, Vice President
David D. Tripple                   William H. Keough, Treasurer
Stephen K. West                    Joseph P. Barri, Secretary
John Winthrop

Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
Global/International                  Taxable
                                      Pioneer America Income Trust
Pioneer Emerging Markets Fund         Pioneer Bond Fund
Pioneer Europe Fund                   Pioneer Short-Term Income Trust*
Pioneer Gold Shares
Pioneer India Fund                    Tax-Exempt
Pioneer International Growth Fund     Pioneer Intermediate Tax-Free Fund
Pioneer World Equity Fund             Pioneer Tax-Free Income Fund

United States                         Money Market Fund
Pioneer Capital Growth Fund           Pioneer Cash Reserves Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II








*Offers Class A and B Shares only

RETIREMENT PLANS FROM PIONEER

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)
IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small- business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans
401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com






This report must be preceded or accompanied by a current Fund prospectus.


[GRAPHIC OMITTED]



 Pioneer Funds Distributor, Inc.     1297 - 4647
 60 State Street                     (C) Pioneer Funds Distributor, Inc.
 Boston, Massachusetts 02109         C Printed on Recycled Paper
 www.pioneerfunds.com